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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003

                                  PREMCOR INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number: 1-16827

                    Delaware                            43-1851087
          (State or other jurisdiction               (I.R.S. Employer
        of incorporation or organization)           Identification No.)


             1700 East Putnam Avenue
                    Suite 500                              06870
           Old Greenwich, Connecticut                   (Zip Code)
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 698-7500



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Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

          Exhibit No.                     Description

              99                Press release dated May 30, 2003

Item 9.  Regulation FD Disclosure

     On May 30, 2003, Premcor Inc. issued a press release announcing that, based on industry refining margins and hydrocarbon prices for the quarter to date and assuming seasonal market conditions through the end of the quarter, it would expect its second quarter 2003 earnings to range between $.50 and $.75 per share. A copy of the press release is furnished hereto as Exhibit 99.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Premcor Inc.
                                          (Registrant)


                                          /s/  Dennis R. Eichholz
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                                               Dennis R. Eichholz
                                          Controller (principal accounting
                                         officer and duly authorized officer)

May 30, 2003

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                                  Exhibit Index

          Exhibit No.                             Description

               99                       Press release dated May 30, 2003

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